UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Subscription Agreement

On September 29, 2020, Digimarc Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with TCM Strategic Partners L.P. (the “Purchaser”) to issue and sell to Purchaser (the “Private Placement”) (i) 2,542,079 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), which number represents approximately, but not more than, 19.9% of the number of shares of the Common Stock outstanding prior to such issuance, and (ii) 16,970 shares (the “Series B Shares,” and together with the Common Shares, the “Purchased Shares”) of the Company’s newly designated Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Convertible Preferred Stock”), for an aggregate purchase price of $53,500,000, in transactions exempt from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The purchase and sale of the Common Shares occurred on September 29, 2020, and the purchase and sale of the Series B Shares is expected to occur on or about October 2, 2020 (the “Preferred Closing Date”), subject to customary closing conditions.

The Company will use the proceeds from the sale of the Purchased Shares for working capital, expenses incurred in connection with the transaction and other general corporate purposes.

The Subscription Agreement contains customary representations, warranties and covenants of the Company and the Purchaser.

Purchaser Director

So long as the Purchaser and its affiliates continue to own at least 5% of the outstanding Common Stock, the Purchaser will have the right to designate, and the Company will be obligated to nominate or appoint, Riley McCormack (the “Principal”) to the Company’s Board of Directors (the “Board”).

Restrictions on Transfer

For one year following the Preferred Closing Date in the case of Common Shares and shares of the Common Stock issued upon conversion of the Series B Shares (the “Conversion Shares”), and for six months following the Preferred Closing Date in the case of Series B Shares, the Purchaser may not transfer such shares without the prior written consent of the Company, except to an investment fund, investment vehicle or account controlled by the Principal. The Purchaser may also transfer such shares (i) pursuant to a tender or exchange offer, merger, consolidation, division, acquisition, reorganization or recapitalization involving the Company that has been recommended or approved by a majority of the Board, and (ii) following commencement by the Company of a voluntary case under Title 11 of the United States Bankruptcy Code.

Standstill

Subject to certain exceptions, including the ability for Purchaser and its affiliates to make additional purchases that would not increase their aggregate holdings above 27.5% of the outstanding common stock (excluding for purposes of this calculation, dividends paid on any shares or equity compensation paid to the Principal), for one year following the Preferred Closing Date, the Purchaser is subject to restrictions on, among other things, (i) acquiring securities, assets or indebtedness of the Company, or (ii) effecting a tender or exchange offer, merger or other business combination involving the Company or its assets.

Hedging Transactions

So long as the Principal is serving on the Board, the Purchaser may not enter into any hedging transactions to the extent directors of the Company are prohibited from entering into such hedging transactions pursuant to a policy applicable to all directors of the Company.

Information Rights

So long as the Purchaser continues to own at least 5% of the outstanding Common Stock, the Company will deliver to the Purchaser audited and consolidated balance sheets, income statements and cash flows of the Company and its subsidiaries as of the end of each fiscal year and each of the first three quarters of each fiscal year. So long as the Purchaser continues to own the Series B Shares, the Purchaser will have the right to receive upon request (i) a brief statement of the nature of the business of the Company and its subsidiaries and the products and services they offer and (ii) the most recent consolidated balance sheets and profit and losses retained earnings statements, and similar financial statements of the Company for the two most recent fiscal years.

Shareholder Approval

The Subscription Agreement requires the Company to file, as promptly as practicable following the Preferred Closing Date (and in any event within 60 business days following the Preferred Closing Date), a proxy statement with the Securities Exchange Commission that includes a proposal for holders of Common Stock to approve the issuance of shares of Common Stock upon conversion of the Series B Shares, as required under the listing rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(b) and Nasdaq Listing Rule 5635(d) (the “Shareholder Approval”). Neither the Common Shares nor the Series B Shares will be entitled to vote in connection with the Shareholder Approval.

Designation of Preferred Stock

In connection with the Private Placement, the Company will establish the rights and preferences of the shares of the Series B Convertible Preferred Stock pursuant to an amendment to its Articles of Incorporation (the “Articles of Amendment”) to designate the Series B Convertible Preferred Stock. The Series B Convertible Preferred Stock ranks senior to the Common Stock, the Series A Redeemable Nonvoting Preferred Stock and the Series R Participating Cumulative Preferred Stock with respect to dividends and distributions on liquidation, winding-up and dissolution. Upon a liquidation, dissolution or winding up of the Company, each share of Series B Convertible Preferred Stock will be entitled to receive an amount per share equal to the greater of (i) $1,000 per share, plus all accumulated dividends (the “Liquidation Preference”), plus accrued and unpaid dividends and (ii) the amount that the holder of Series B Convertible Preferred Stock (each, a “Holder” and collectively, the “Holders”) would have been entitled to receive at such time if the Series B Convertible Preferred Stock were converted into Common Stock (without regard to any limitations on conversion in the Articles of Amendment).

The Holders are entitled to dividends on the Liquidation Preference at the rate of 7.5% per annum, payable in cash or, at the option of the Company, accumulated and added to the Liquidation Preference. The Holders are also entitled to participate in dividends declared or paid on the Common Stock and in offers to repurchase or exchange the Common Stock, in each case, on an as-converted basis (without regard to any limitations on conversion in the Articles of Amendment).

Following receipt of the Shareholder Approval and subject to satisfaction of stock exchange listing requirements, the Series B Shares will automatically convert into fully paid and non-assessable shares of Common Stock at a conversion price equal to $14.37. The conversion price is subject to customary anti-dilution adjustments in the event of any stock split, stock dividend or distribution, or stock combination.

The Holders generally will be entitled to vote with the holders of the shares of Common Stock on all matters submitted to a vote of holders of shares of Common Stock (voting together with the holders of shares of Common Stock as one class) on an as-converted basis, applying a voting conversion price of $17.01 (subject to customary anti-dilution adjustments in the event of any stock split, stock dividend or distribution, or stock combination); provided that, until the Shareholder Approval has been obtained, no Holder shall be entitled to cast a number of votes with respect to the Holder’s shares of Series B Convertible Preferred Stock and any shares of Common Stock beneficially owned by such Holder in excess of 19.9% of the outstanding shares of capital stock then entitled to vote. Additionally, certain matters will require the approval of the majority of the outstanding Series B Convertible Preferred Stock, voting as a separate class, including (i) amendments, alterations or repeal of any provision of the Company’s Articles of Incorporation or Bylaws that would adversely affect the rights, preferences or voting powers of the Series B Convertible Preferred Stock, (ii) any action that would authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any class or series of capital stock of the Company ranking senior to, or on a parity basis with, the Series B Convertible Preferred Stock as to certain rights, (iii) certain transactions with affiliates, and (iv) certain business combinations and binding or statutory share exchanges or reclassification involving the Series B Convertible Preferred Stock, unless such events do not adversely affect the rights, preferences or voting powers of the Series B Convertible Preferred Stock.

If the Company undergoes a Change of Control (as defined in the Articles of Amendment), the Company will redeem all of its then-outstanding shares of Series B Convertible Preferred Stock for cash consideration equal to the greater of (i) the Liquidation Preference plus accrued and unpaid dividends and (ii) the amount that such Holder would have been entitled to receive at such time if the Series B Convertible Preferred Stock were converted into Common Stock immediately prior to such change of control.

Registration Rights Agreement

On September 29, 2020, the Company and the Purchaser also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company is required to register the Common Shares and the Conversion Shares.

Important Note

The foregoing description does not purport to be complete and is qualified by reference to the full text of the Subscription Agreement, Articles of Amendment and Registration Rights Agreement, which are each filed as an exhibit to this Current Report on Form 8-K (“Current Report”) and incorporated by reference herein.

Any securities described in this Item 1.01 that have been offered or are to be offered have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration.

The representations, warranties and covenants contained in the agreements and documents described above were made only for purposes of those agreements and documents and as of the specified dates set forth therein, were solely for the benefit of the parties to those agreements and documents, may be subject to limitations agreed upon by those parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between those parties instead of establishing particular matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on these representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company and its subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreement containing them, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities

The information regarding the Private Placement set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The offer and sale of the Purchased Shares pursuant to the Subscription Agreement are being undertaken in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, and the shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders

The information contained in Item 1.01 of this Report is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information in Item 1.01 under the heading “Designation of Preferred Stock” above is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the Company’s execution of the Subscription Agreement and other matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment of the Company.

10.1	Subscription Agreement, dated September 29, 2020, by and between the Company and TCM Strategic Partners L.P.

10.2	Registration Rights Agreement, dated September 29, 2020, by and between the Company and TCM Strategic Partners L.P.

99.1	Press Release issued by the Company, dated September 29, 2020.

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding the transactions contemplated by the Private Placement, including the Preferred Closing. Such forward-looking statements include all other statements that are not historical facts, as statements that are preceded by, followed by or that include words or phrases such as “may,” “might,” “plan,” “should,” “could,” “expect,” “anticipate,” “intend,” “believe,” “project,” “forecast,” “estimate,” “continue,” and variations of such terms or similar expressions. These forward-looking statements are based on our expectations and beliefs concerning future events impacting us, and are subject to uncertainties and factors which are difficult to predict and, in many instances, are beyond our control. As a result, our actual results could differ materially from those expressed in or implied by any such forward-looking statements, including as a result of changes in economic, business and regulatory factors, and investors are cautioned not to place undue reliance on such statements, which reflect management’s opinions only as of the date of this release. More detailed information about risk factors that may affect actual results are outlined in the company’s Form 10-K for the year ended December 31, 2019, and in subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the dates on which they are made and except as required by law, Digimarc undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2020

By:	/s/ Robert P. Chamness
Robert P. Chamness
Executive Vice President, Chief Legal Officer and Secretary